                              ZWEIG SERIES TRUST


                   SUPPLEMENT DATED NOVEMBER 9, 1995 TO THE
                     STATEMENT OF ADDITIONAL INFORMATION
                           DATED SEPTEMBER 1, 1995


REVISION TO LANGUAGE ON PAGE 10:

    NET ASSET VALUE AND TAXES
    First paragraph
    For all Series except Zweig Cash Fund, the net asset value per share of each class of shares is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open.

REVISION TO LANGUAGE ON PAGE 11:

    Zweig Cash Fund. The net asset value per share of each class of shares is determined at 2:00 p.m. New York time and as of the close of regular trading on the NYSE, on each day the NYSE is open.

                               ZWEIG CASH FUND


                  SUPPLEMENT DATED NOVEMBER 9, 1995 TO THE
                     STATEMENT OF ADDITIONAL INFORMATION
                           DATED SEPTEMBER 1, 1995


REVISION TO LANGUAGE ON PAGE 6:

NET ASSET VALUE AND TAXES
     The net asset value of the Class M Shares is determined at 2:00 p.m. New York time and as of the close of regular trading on the New York Stock Exchange ("NYSE"), on each day the NYSE is open.

REVISION TO LANGUAGE ON PAGE 10:

     THE MANAGEMENT AGREEMENT - Fifth paragraph

     The manager has voluntarily undertaken to limit expenses of the Fund (exclusive of taxes, interest, brokerage commissions and transaction costs, certain distribution fees described below and extraordinary expenses) to 0.35% of its average net assets and reserves the right to discontinue this policy at any time after April 30, 1996.